                                                                    EXHIBIT 25.5
================================================================================


                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                       SECTION 305(b)(2)           |__|


                            ----------------------


                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                             13-5160382
(State of incorporation                              (I.R.S. employer
if not a U.S. national bank)                         identification no.)

48 Wall Street, New York, N.Y.                       10286
(Address of principal executive offices)             (Zip code)


                            ----------------------


                              COASTAL FINANCE III
              (Exact name of obligor as specified in its charter)


Delaware                                             Applied For
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

Coastal Tower
Nine Greenway Plaza
Houston, Texas                                       77046-0995
(Address of principal executive offices)             (Zip code)


                            ----------------------

                             Preferred Securities
                      (Title of the indenture securities)


================================================================================

1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

-------------------------------------------------------------------------------
              Name                                          Address
-------------------------------------------------------------------------------

 Superintendent of Banks of the State of      2 Rector Street, New York,
 New York                                     N.Y.  10006, and Albany, N.Y.
                                              12203

 Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                              N.Y.  10045

 Federal Deposit Insurance Corporation        Washington, D.C.  20429

 New York Clearing House Association          New York, New York  10005

     (b) Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 7th day of July, 1998.


                                         THE BANK OF NEW YORK



                                         By:     /s/MARY JANE SCHMALZEL
                                             -------------------------------
                                             Name:  MARY JANE SCHMALZEL
                                             Title: VICE PRESIDENT

                                   SIGNATURE

        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 7th day of July, 1998.


                                        THE BANK OF NEW YORK

                                        By: /s/ MARY JANE SCHMALZEL
                                            --------------------------------
                                            Name:  Mary Jane Schmalzel
                                            Title: Vice President

                                                                       EXHIBIT 7

--------------------------------------------------------------------------------

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of 48 Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business March 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                            Dollar Amounts
ASSETS                                       in Thousands
Cash and balances due from depository
   institutions:
  Noninterest-bearing balances and
   currency and coin.....................      $ 6,397,993
  Interest-bearing balances..............        1,138,362
Securities:
  Held-to-maturity securities............        1,062,074
  Available-for-sale securities..........        4,167,240
Federal funds sold and Securities pur-
  chased under agreements to resell......          391,650
Loans and lease financing receivables:
  Loans and leases, net of unearned
    income .................36,538,242
  LESS: Allowance for loan and
    lease losses ..............631,725
  LESS: Allocated transfer risk
    reserve..........................0
  Loans and leases, net of unearned
    income, allowance, and reserve              35,906,517
Assets held in trading accounts..........        2,145,149
Premises and fixed assets (including
  capitalized leases)....................          663,928
Other real estate owned..................           10,895
Investments in unconsolidated
  subsidiaries and associated
  companies..............................          237,991
Customers' liability to this bank on
  acceptances outstanding................          992,747
Intangible assets........................        1,072,517
Other assets.............................        1,643,173
                                               -----------
Total assets.............................      $55,830,236
                                               ===========

LIABILITIES
Deposits:
  In domestic offices....................      $24,849,054
  Noninterest-bearing ......10,011,422
  Interest-bearing .........14,837,632
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs.......       15,319,002
  Noninterest-bearing .........707,820
  Interest-bearing .........14,611,182
Federal funds purchased and Securities
  sold under agreements to repurchase....        1,906,066
Demand notes issued to the U.S. Treasury.          215,985
Trading liabilities......................        1,591,288
Other borrowed money:
  With remaining maturity of one year
    or less..............................        1,991,119
  With remaining maturity of more than
    one year through three years.........                0
  With remaining maturity of more than
    three years..........................           25,574
Bank's liability on acceptances exe-
  cuted and outstanding..................          998,145
Subordinated notes and debentures........        1,314,000
Other liabilities........................        2,421,281
                                               -----------
Total liabilities........................       50,631,514
                                               -----------

EQUITY CAPITAL
Common stock.............................        1,135,284
Surplus..................................          731,319
Undivided profits and capital reserves...        3,328,050
Net unrealized holding gains
  (losses) on available-for-sale
  securities.............................           40,198
Cumulative foreign currency translation
  adjustments............................          (36,129)
                                               -----------
Total equity capital.....................        5,198,722
                                               -----------
Total liabilities and equity
  capital ...............................      $55,830,236
                                               ===========


   I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                            Robert E. Keilman

   We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

   Thomas A. Renyi   )
   Alan R. Griffith  )    Directors
   J. Carter Bacot   )

--------------------------------------------------------------------------------